UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

December 30, 2011

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(760) 727-1280

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, Lesley Howe informed our parent company, DJO Global, Inc. (“DJO” or the “Company”), that he would be resigning from the Board of Directors of the Company (the “Board”) effective immediately.  Mr. Howe also served as the Chairman of the Company’s Audit Committee.  Mr. Howe’s decision to resign was not due to any disagreement with the Company’s management or Board.  In addition, on December 30, 2011, Leslie H. Cross, the Chairman of the Board, informed the Company that he will resign as Chairman of the Board effective immediately.  Mr. Cross will continue to serve as a member of DJO’s Board.

On January 5, 2012, DJO’s Board of Directors elected Mike S. Zafirovski as a member of the Board and as non-executive Chairman of the Board of DJO effective immediately.  Mr. Zafirovski, age 58, is currently a Senior Advisor to The Blackstone Group, L.P. (“Blackstone”), an affiliate of DJO’s primary shareholder.  He served as Director, President and Chief Executive Officer of Nortel Networks Corporation from November 2005 to August 2009. Previously, Mr. Zafirovski was Director, President and Chief Operating Officer of Motorola, Inc. from July 2002 to January 2005, and remained a consultant to and a director of Motorola until May 2005. He served as Executive Vice President and President of the Personal Communications Sector of Motorola from June 2000 to July 2002. Prior to joining Motorola, Mr. Zafirovski spent nearly 25 years with General Electric Company, where he served in management positions, including 13 years as President and Chief Executive Officer of five businesses in the industrial and financial services arenas, his most recent being President and Chief Executive Officer of GE Lighting from July 1999 to May 2000. Mr. Zafirovski also serves on the boards of the Boeing Company and Apria Healthcare Group Inc.

On January 5, 2012, the Board’s Compensation Committee approved Mr. Zafirovski’s compensation as Chairman of the Board of DJO, consisting of annual cash compensation of $400,000 per year. Mr. Zafirovski also was granted the right to purchase approximately $1,000,000 in shares of the Company’s common stock at a price of $16.46 per share. A form of the subscription agreement relating to Mr. Zafirovski’s purchase of such shares is annexed hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, on January 5, 2012 the Board’s Compensation Committee granted Mr. Zafirovski options to acquire approximately $5,000,000 of the Company’s common stock at an exercise price per share equal to $16.46 pursuant to the form of stock option agreement annexed hereto as Exhibit 10.2 and incorporated herein by reference.  One-third of these stock options will vest in equal annual installments over three years, contingent on Mr Zafirovski’s continued service as Chairman of the Board through each vesting date. These stock options would become immediately exercisable, upon the occurrence of a change in control (as defined in the stock option agreement), if Mr. Zafirovski were to remain in continuous service as Chairman of the Board of the Company until the consummation of the change in control.  The other two-thirds of the stock options will vest based upon achieving a minimum return of money on invested capital (MOIC), as defined in the stock option agreement, with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO’s capital stock.  One-third of the options utilize a 2.25 MOIC and one-third utilize a 2.50 MOIC.  All shares of common stock (including those issued pursuant to the exercise of options) will be subject to the repurchase provisions applicable generally to shares held by members of DJO management pursuant to the Management Stockholders Agreement, dated as of November 3, 2006 and amended on November 20, 2007, by and between DJO, certain Blackstone affiliates and the management stockholders party thereto, which were previously filed as Exhibit 10.22 of DJO Finance LLC’s Registration Statement on Form S-4, filed on April 18, 2007 (File No. 333-142188) and Exhibit 10.2 of DJO Finance LLC’s Current Report on Form 8-K, filed on November 27, 2007, respectively, and are incorporated herein by reference.

On January 5, 2012, the Board also elected John R. Murphy to serve as a director of the Company.  Mr. Murphy will also serve as the Chairman of the Audit Committee. Mr. Murphy currently serves on the Board of Directors, the Governance Committee and as Chairman of the Audit Committee of O’Reilly Automotive, Inc.  He was Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation from 2009 to 2010, and prior thereto from 1998 to 2008 he served in various senior management roles, including Chief Financial Officer and Chief Operating Officer and ending as President and Chief Executive Officer of Accuride Corporation.  On January 5, 2012, the Board’s Compensation Committee approved Mr. Murphy’s compensation for his services as a director consisting of $75,000 annually, which is consistent with that of the Company’s other outside directors, and an additional $25,000 annually for service as Chairman of the Audit Committee. The Compensation Committee also granted Mr. Murphy options pursuant to the Form of DJO Global, Inc. Directors’ Nonstatutory Stock Option Agreement under the 2007 Incentive Stock Plan (the “Directors’ Stock Option Agreement”), which was previously filed as Exhibit 10.7 to DJO Finance LLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and is incorporated herein by reference. Pursuant to the Directors’ Stock Option Agreement, Mr. Murphy was granted options to purchase approximately $75,000 in value of the Company’s common stock, consisting of options for 4,600 shares of common stock valued at an exercise price of $16.46 per share.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
10.1	Form of Subscription Agreement between DJO Global, Inc. and Mike S. Zafirovski

10.2	Form of Stock Option Agreement between DJO Global, Inc. and Mike S. Zafirovski

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DJO FINANCE LLC
Date: January 6, 2012
	By:	/s/ DONALD M. ROBERTS
	Name:	Donald M. Roberts
	Title:	Executive Vice President
& General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Subscription Agreement between DJO Global, Inc. and Mike S. Zafirovski

10.2	Form of Stock Option Agreement between DJO Global, Inc. and Mike S. Zafirovski